We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. INVESTOR PRESENTATION MAY 2023

DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward- looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation. S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 2

Why Invest in Sterling?

Successful strategic transformation	+ What was once a low-margin, heavy-civil business is now a diversified business with strong growth, profitability and cash flow.
Secular growth drivers	+ E-Infrastructure Solutions is benefiting from onshoring, and federal incentives supporting EV, solar, and battery manufacturing. + Transportation Solutions is benefiting from high levels of state funding for transportation measures and Infrastructure Bill (IIJA) funding.
Significant opportunity for further margin expansion	+ Drivers include growth in high-margin e-infrastructure work, continued expansion of Transportation Solutions margins, recovery of supply chain, and inflation-related headwinds.
Robust balance sheet	+ Ended 1Q23 with cash of $203 million. Debt to forward-looking coverage ratio of 1.7X, well below our comfort level of +/- 2.5x + Continuing to evaluate bolt-on acquisitions and potential 4th leg.
Strong stock performance, valuation below peer group	+ STRL trades at ~7x consensus 2023 EV/EBITDA

STERLING
Sterling Infrastructure Inc. IR Presentation 3

Strategic Transformation

Sterling has successfully transformed over the past six years, and we continue to evolve.

Diversified portfolio

Secular, multi-year growth drivers

Significant margin expansion

Strengthened FCF profile

STERLING

Sterling Infrastructure Inc. IR Presentation 4

+Through our strategic elements: + Solidify the base + Grow high-margin products and services + Expansion into adjacent markets +We achieve our strategic objectives: + Risk reduction + Bottom-line growth + Exceed peer performance + Build a platform for future accretive growth Sterling’s Business Strategy S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 5

Strategic Transformation at a Glance S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 6

With Continued Operating Margin Improvement S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n Strategic Execution 2022 Revenue and Operating Margin reflect Continuing Operations. 2016 includes operations that have since been divested. Solidify the base Prioritized risk reduction | Improved bid discipline | Significantly reduced the probability of project losses Grow high-margin products and services Project mix shift | Targeted higher-margin projects | Significantly reduced lower-margin work Expand into adjacent markets Decentralized, adaptive business model | Focused on bottom-line growth | Diversification 7 Successful Strategic Transformation to a Leading Infrastructure Service Provider Building Solutions 18% E-Infrastructure Solutions 51% Transportation Solutions 31% 2022 Revenue $1.77 Billion 2016 Revenue $533.9 Million Heavy Civil 94% -2% 9.0% -2% 0% 2% 4% 6% 8% 10% 2016 2022

Sterling’s Business Segments Leaders in their fields geographically positioned in the right markets, forging a new path for success with proven performance and solid returns through a customer-centric culture. S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 8

Segments

E-Infrastructure Solutions

+ Fastest-growing, highest-margin segment
+ Successfully engineering and executing large, complex, schedule-intensive projects

Transportation Solutions

+ Driving margin expansion through focus on high-return opportunities
+ Infrastructure Bill beneficiary

Building Solutions

+ Favorable geographic exposure, significant share gain opportunities
+ Requested by name by leading national builders




21



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Sterling Infrastructure Inc. IR Presentation 9

E-Infrastructure

Highest-growth, highest-margin segment.

What We Do: We are a leading provider of large-scale specialty site infrastructure improvement contracting services, including site selection and preparation, in the Southeastern, Northeastern and Mid-Atlantic United States. We operate through two subsidiaries: Plateau and Petillo.



E-Infrastructure Solutions data center project

Markets

+ Next Generation Manufacturing
+ Data Centers
+ E-Commerce Distribution Centers
+ Warehousing

Customers

+ Hyundai/SK
+ Meta
+ Amazon
+ Rivian
+ Walmart

Attributes

+ High-value service with low execution risk and high margins
+ Proven ability to complete large projects on time
+ Strong, multi-year customer relationships

Drivers

+ Onshoring
+ Data demand and management
+ Buildout of e-commerce network infrastructure

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Sterling Infrastructure Inc. IR Presentation 10

S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n E-Infrastructure Solutions Strong Multi-Year Organic Revenue Growth, Poised to Continue Highest Segment Margins with Opportunity for Expansion 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $0 $50 $100 $150 $200 $250 $300 O rg an ic re ve nu e g ro w th y /y R ev en ue in $ m ill io ns Organic revenue Aquired revenue (Petillo acquired 12/30/21) Pro forma organic revenue growth of 25%+ since 2020 11 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 O p er at in g P ro fit M ar g in O p er at in g P ro fit Petillo = 200 bps of unfavorable mix-related margin impact. Opportunity to recapture supply-chain related headwinds.

S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n E-Infrastructure Solutions Key Projects + Hyundai Engineering, Inc. Site development project in Georgia encompassing over 600 acres + Rivian $45 million design-bid-build project awarded by The Joint Development Authority (JDA) of Jasper, Morgan, Newton and Walton Counties in Georgia. Phases 1 & 2 include 500 acres located in the Megasite for the Rivian Electric Vehicle (EV) plant. + Data center campuses Backlog Growth Supported by Recent Large Project Wins $433 $603 $731 $- $100 $200 $300 $400 $500 $600 $700 $800 2021 2022 1Q23 m ill io ns +39.5% +21.1% Next Generation Manufacturing Demand remains strong. Continue to see large project opportunities. Data Centers Demand remains strong. E-Commerce Distribution Centers While Amazon has slowed (expect recovery in 2025), activity with other retailers has offset. Warehousing Remains active. End Market Trends 12

Transportation

Improved bid discipline and reduced risk

What We Do: Transportation Solutions includes infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail and storm drainage systems in the Rocky Mountain states and Texas.



Transportation Solutions Wildlife Crossing Bridge project

Markets


Other
13%
Aviation
15%
Low-Bid Heavy
Highway
36%
Alternative
Delivery Heavy
Highway
36%

% 2022 Transportation Solutions Revenue

Primary Geographies

- Arizona
- Colorado
- Hawaii
- Nevada
- Texas
- Utah

Strategy

- Shifted the mix away from low-bid HH toward alternative delivery HH and other higher-margin commercial work
- Continue to evolve the mix; Focused on highest return, lowest risk opportunities

Drivers

- Federal, state, and municipal funding
- Infrastructure Bill: $643B for transportation programs ($284B incremental), $25B for airports

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Sterling Infrastructure Inc. IR Presentation 13

S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n Transportation Solutions All figures reflect continuing operations. In November 2022, Sterling divested its ownership with Myers & Sons construction LP Focus is on maximizing profitability rather than revenue Consistent, multi-year margin improvement and expect more to come 2.2% 3.2% 4.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% - 5.0 10.0 15.0 20.0 25.0 30.0 FY2020 FY2021 FY2022 O p er at in g P ro fit M ar g in O p er at in g P ro fit Continue to target ~200 bps of segment margin improvement driven by bid discipline and mix shift. 14

S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n Transportation Solutions Source: ARTBA April 2023 Data Outlook Considerations + Gross margin in backlog continues to trend upward + Seeing awards and activities driven by the Infrastructure Bill + Aviation, which is historically high-margin work, has been slow but is beginning to pick up + Continue to look for opportunities to support E- Infrastructure outside of its legacy footprint + State, Local and Federal funding should support strong, steady growth and margin expansion 1Q23 Transportation Solutions Backlog increased 11.8% y/y 15 value y/y change value y/y change Airport 467 -62.5% 997 113.6% Bridge & Tunnel 9,132 46.1% 7,959 -12.8% Highway & Pavement 23,696 20.3% 27,923 17.8% Rail & Transit 634 135.5% 898 41.6% Waterway 672 149.0% 567 -15.6% Total 34,601 24.8% 38,344 10.8% 2022 2023 YTD Value of Transportation Awards in the U.S. (through April, $ millions) $798 $713 $797 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2021 2022 1Q23 m ill io ns -10.6% +11.8%

Building Solutions

Low Risk, Low CAPEX, Fast cash cycles

What We Do: Residential and Commercial concrete slabs in the Dallas/ Fort Worth, Houston, and Phoenix markets.



Building Solutions Dallas area large subdivision project for leading builder

Primary Markets

+ Dallas/ Fort Worth
+ Houston
+ Phoenix

Customers

Leading National Home Builders, including but not limited to

+ Pulte
+ D.R. Horton
+ Lennar

Strengths

+ Customer relationships
+ Bring simplicity to the buildout of new subdivisions
+ Outsourced labor model drives flexibility in the cost structure

Drivers

+ Demand for single-family homes in the Dallas, Houston, and Phoenix markets
+ Share gain in recently entered Houston and Phoenix markets

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Sterling Infrastructure Inc. IR Presentation 16

S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n Building Solutions All figures reflect continuing operations. In November 2022, Sterling divested its ownership with Myers & Sons Construction LP 1Q23 growth of 7%, including flat residential revenue, significantly outperforming the national market 7.1% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 $ m ill io ns Residential Commercial Building Solutions y/y growth 1Q23 margins impacted by mix and concrete cost escalation. As residential picks up and supply chains ease, margins should improve 17 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% - 2.0 4.0 6.0 8.0 10.0 12.0 O p er at in g P ro fit M ar g in O p er at in g P ro fit

Building Solutions

Residential 1Q23 Revenue Trends:
Mid-single digit volume decline offset by price

Sterling's Building Solutions Geographic Footprint



Phoenix
Slab volume started the quarter slow, picked up in late March

Houston
Slab volume nearly doubled from 1Q22 levels

Dallas/ Fort Worth
Slab volume started the quarter slow, picked up in early March

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Sterling Infrastructure Inc. IR Presentation 18

Financial Performance Through tremendous dedication and exceptional execution by our teams, Sterling delivered another outstanding year of record results and, for the 1st time, exceeded a market capitalization of $1 billion. S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 19

Sterling's 2022 Results at a Glance

Financial highlights are from continuing operations, and comparisons are to the prior year, unless otherwise noted.

Revenue grew 25%+ to **$1.77** Billion

Net Income increased 57% to **$96.7** Million

Gross Margin increased to **15.5%**

Operating Income increased to **$159.9** Million

EBITDA of **$208.7** Million

Delivered **$3.16** Diluted EPS to our shareholders

Generated **$219.1** Million in CF from operations

Cash and Cash Equivalents **$181.5** Million at December 31, 2022

Stock price increased **25%**

2022 Results from Continuing Operations unless otherwise noted
The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. See the Non-GAAP Measures" and "EBITDA Reconciliation" slides for more information
Cash flow from operations includes both Continuing and Discontinued Operations

STERLING Sterling Infrastructure Inc. IR Presentation 20

Sterling's 1Q 2023 Results at a Glance

Financial highlights are from continuing operations, and comparisons are to the prior year quarter, unless otherwise noted.

Revenue grew **10%+** to **$403.6** Million

Net Income increased **11%** to **$19.6** Million

Gross Margin increased to **15.3%**

Operating Income increased to **$32.6** Million

EBITDA of **$45.9** Million

Diluted EPS increased **8%** to **$0.64**

Generated **$49.1** Million in CF from operations

Cash and Cash Equivalents **$202.6** Million at March 31, 2023

Stock price increased **15.5%**

STERLING

First Quarter 2023 Results from Continuing Operations unless otherwise noted
The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. See the Non-GAAP Measures" and "EBITDA Reconciliation" slides for more information
Cash flow from operations includes both Continuing and Discontinued Operations

Sterling Infrastructure Inc. IR Presentation 21

Balance Sheet Sterling ended 1Q23 with cash of $202.6 million and a forward-looking debt-to-EBITDA coverage ratio of 1.7x. S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 22

1.9 1.7 0.0 0.5 1.0 1.5 2.0 12/31/2022 3/31/2023 Forward Looking EBITDA Debt Coverage Ratio Sterling | STRL: First Quarter 2023 23 Balance Sheet (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA guidance reconciliation on slide 37. Key Cash Flow Considerations Q1 2023 Q1 2022 Cash flows from Operations $49.1M $26.6M Net CAPEX $7.5M $14.6M Sterling is comfortable with a forward-looking debt/EBITDA coverage ratio of +/-2.5X. 5-Year Credit Facility + $393M Term Loan Borrowings + $75M Revolving Credit Facility (Undrawn) Capital allocation focus + Long-term shareholder value + Complementing organic growth in existing and new markets + Strong cash flow profile provides flexibility and drives liquidity strategy + Cash & Cash Equivalents at March 31, 2023 was $202.6 million + 2023 EBITDA guidance(1): $220M to $235M + Depreciation and amortization expense $55M to $59M + Expected other noncash expenses: $31M to $35M (Stock-based compensation, noncash interest expense, deferred taxes, etc.) + Scheduled term loan debt payments total $31.9M and $26.1M for 2023 and 2024, respectively We expect to pursue strategic uses of our liquidity, such as, strategic acquisitions, investing in capital equipment and managing leverage. S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n

Outlook “The strong demand for infrastructure services across the country has helped us get off to a great start and gives us high confidence in our full-year outlook. More importantly, we believe this demand is going to continue over the next three years to five years and will provide us with even more opportunities.” - CEO Joe Cutillo, 1Q23 conference call S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 24

Strong and Significant Market Opportunities Continue in Our Markets

E-Infrastructure Solutions

+ Government investment initiatives and incentives
+ End-user multi-year capital deployment plan implementation
+ US manufacturing, electric vehicles, solar
+ Multiphase hyper-scale data center development
+ Data center efficiencies redeployment
+ New customers for warehouse and distribution center activity

Transportation Solutions

+ Government investment initiatives and incentives
+ End-user multi-year capital deployment plan implementation
+ Funding for infrastructure investment programs
+ Non-highway services revenue

Building Solutions

+ 2023 is showing signs of an uptick in housing starts
+ Commercial business helps offset the decrease in housing starts with increased multi-family market activity







STERLING

Sterling Infrastructure Inc. IR Presentation 25

S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o nSource: Second Quarter 2023 North American Engineering and Construction Outlook Sterling markets spending >50B + Transportation + Manufacturing + Highway and street + Commercial 26

Market Dynamics

US Construction Spending Forecast

US 2023 Segment Performance

2023 vs. 2022 Comparison

Up 5%+

Multifamily
Lodging
Commercial
Office
Health Care
Amusement and Recreation
Transportation
Manufacturing
Highway and Street
Sewage and Waste Disposal
Water Supply
Conservation and Development

Stable
0-4%

Educational
Religious
Public Safety
Communication
Power

Down
Under 0%

Single-family
Improvements

Source: Second Quarter 2023 North American Engineering and Construction Outlook
Bold: Sterling Markets

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Sterling Infrastructure Inc. IR Presentation 27

Market Positioning and Secular Investment Trends Drive Opportunities for Growth Even in a Challenging Macroeconomic Environment

E-Infrastructure Solutions

+ $65B Infrastructure Bill (IIJA) investment further contributes to growth and demand for data centers, manufacturing, logistics and distribution centers
+ Continued growth in warehouse, distribution, larger big-box stores investments in e-commerce and manufacturing development
+ Planned megaprojects for EV, batteries, solar, semiconductors continue
+ Reshoring of manufacturing capacity continues

Transportation Solutions

+ Infrastructure Bill allocates $643B for transportation programs ($284B incremental), $25B for airports over 5 years.
+ Over $185B in IIJA funding for 7,000+ transportation projects announced in 2022
+ Rail/transit expected growth linked to manufacturing construction growth

Building Solutions

+ Multifamily residential growth offsets decline in Single-family residential
+ Significant share gain opportunity in Houston and Phoenix







Source: Second Quarter 2023 North American Engineering and Construction Outlook

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Sterling Infrastructure Inc. IR Presentation 28

Full Year 2023 Guidance

Revenue of $1.9 to $2.0 billion
Net Income of $104 to $110 million
EPS of $3.33 to $3.53
EBITDA[(1)] of $220 to $235 million

2023 started strong

+ Solid first quarter results
+ Record backlog
+ New high-value E-Infrastructure project awards
+ Increased transportation funding
+ Emerging improvement in housing starts
+ Favorable growth opportunities across our markets

All of these combined, give us confidence that we are trending toward the higher end of our guidance range offering an improvement in revenue by 13.0% and net income by 13.7% over 2022.

(1) See EBITDA guidance reconciliation beginning on slide 37.

STERLING

Sterling Infrastructure Inc. IR Presentation 29

Taking care of our people, our customers, our investors, our community and the environment, that’s The Sterling Way. 30S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n In 2022, we published Building a Better Tomorrow, The Sterling Way – 2022 Sustainability Report to share our sustainability practices, goals and initiatives. This year, we published Leading The Way, The Sterling Way – 2023 Sustainability Report. Both reports can be accessed via the Sterling Way (ESG) section of our website https://www.strlco.com/sustainability/

Sustainability

From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society's quality of life.

Protecting Our Environment

+ Sound governance
+ Environmentally responsible construction services and solutions for today and tomorrow

Taking Care of Our People

+ Sterling's safety rating consistently ranks 10X better than the industry average
+ Employee Wellness programs through extensive benefit offerings
+ Training & Development programs, including the new focused training through Sterling Academy
+ Caring for our communities and supporting organizations across our footprint and beyond

Governance

+ Committed to conducting business ethically and with integrity and full transparency
+ Committed to strong and effective governance practices that promote and protect the interests of our shareholders




EXIT



In 2022, we published Building a *Better Tomorrow, The Sterling Way - 2022 Sustainability Report* to share our sustainability practices, goals and initiatives. This year, we published *Leading The Way, The Sterling Way - 2023 Sustainability Report*. Both reports can be accessed via the Sterling Way (ESG) section of our website https://www.strlco.com/sustainability/

STERLING

Sterling Infrastructure Inc. IR Presentation 31

Appendix S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 32

33 Revenue $1,900 to $2,000 Gross Margin 15% to 16% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~5% Intangible Amortization $15 Other Operating Expense Net $12 to $13 JV Non-Controlling Interest Expense $2 to $3 Effective Income Tax Rate 28% to 29% Net Income $104 to $110 Diluted EPS $3.33 to $3.53 Expected Dilutive Shares Outstanding 31.2 EBITDA(2) $220 to $235 2023 Modeling Considerations(1) (1) In millions except for EPS and percentages. (2) See EBITDA guidance reconciliation beginning on slide 37. S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n

Non-Cash Items FY 2023 Expectations FY 2022 Depreciation $40 to $44 $38.0 Intangible Amortization $15 $14.1 Debt Issuance Cost Amortization $2 to $3 $2.2 Stock-based Compensation $12 to $14 $10.3 Deferred Taxes $17 to $18 $36.5 Other Cash Flow Items FY 2023 Expectations FY 2022 Interest expense, net of interest income $21 to $24 $19.7 CAPEX, net of disposals $55 to $60 $56.0 2023 Modeling Considerations Continued* *In Millions S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 34

($ in millions) 1Q 2023 1Q 2022 Revenues $ 403.6 $ 366.0 Gross Profit 61.7 55.1 G&A Expense (23.3) (20.3) Intangible Amortization (3.7) (3.6) Acquisition Related Costs (0.2) (0.3) Other Operating Expense, Net (1.9) (1.7) Operating Income 32.6 29.4 Interest, Net (5.6) (4.6) Income Tax Expense (7.0) (6.8) Less: Net Income Attributable to NCI (0.4) (0.3) Net income from Continuing Operations $ 19.6 $ 17.7 Diluted EPS $ 0.64 $ 0.59 EBITDA (1) $ 45.9 $ 40.5 Quarterly Consolidated Results Continuing Operations (1) The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation beginning on slide 37. S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 35

($ in millions) 1Q 2023 1Q 2022 E-Infrastructure Solutions Revenue $ 205.8 $ 168.9 Operating Income $ 24.3 $ 21.3 Operating Margin 11.8% 12.6 % Transportation Solutions Revenue $ 111.1 $ 116.1 Operating Income $ 5.3 $ 4.4 Operating Margin 4.8% 3.8 % Building Solutions Revenue $ 86.6 $ 80.9 Operating Income $ 8.7 $ 9.4 Operating Margin 10.0% 11.6 % Quarterly Consolidated Results Continuing Operations (1) The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation beginning on slide 37. S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 36

EBITDA Reconciliation

STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES
EBITDA FROM CONTINUING OPERATIONS RECONCILIATION
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Net income from Continuing Operations	$ 19,649	$ 17,672
Depreciation and amortization	13,692	11,363
Interest expense, net of interest income	5,554	4,642
Income tax expense	7,033	6,778
EBITDA from Continuing Operations(1)	45,928	40,455
Acquisition related costs	190	255
Adjusted EBITDA from Continuing Operations(2)	$ 46,118	$ 40,710

STERLING

(1) The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes.
(2) The Company defines Adjusted EBITDA as EBITDA excluding the impact of acquisition related costs.

Sterling Infrastructure Inc. IR Presentation 37

EBITDA Guidance Reconciliation

STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES
EBITDA GUIDANCE RECONCILIATION
(In millions)
(Unaudited)

	Full Year 2023 Guidance	
	Low	High
Net income attributable to Sterling common stockholders	$ 104	$ 110
Depreciation and amortization	55	59
Interest expense, net of interest income	21	24
Income tax expense	40	42
EBITDA [(1)]	$ 220	$ 235

(1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes.

STERLING
Sterling Infrastructure Inc. IR Presentation 38

STRL 5-Year Stock Price Performance Source: FactSet '18 '19 '20 '21 '22 5 10 15 20 25 30 35 40 45 Closing Price 25-May-2018 to 25-May-2023 (Daily) Price (Local Currency) Sterling Infrastructure, Inc. S t e r l i n g I n f r a s t r u c t u r e I n c . I R P r e s e n t a t i o n 39

We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. THANK YOU